© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 5 . A l l r i g h t s r e s e r v e d . Targeted Therapy Delivered www.lisata.com Corporate Presentation | June 26, 2025 Nasdaq: LSTA Exhibit 99.2

2 Forward-looking statements advisory This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, “target” and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on February 27, 2025, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Disclosure

Lisata at a Glance Company Overview 3

Lisata Therapeutics (Nasdaq: LSTA) Company Overview 4 OVERVIEW Clinical-stage therapeutics company rapidly developing a novel solid tumor targeting and penetration technology with tumor microenvironment (TME) modifying properties. MISSION To enhance the treatment benefits of existing and emerging therapies for solid tumors and similar diseases without additional side effects utilizing an approach that is patient-friendly and pharmacoeconomically attractive.

Company Overview 5 Lisata Therapeutics (Nasdaq: LSTA): Key attributes Cash runway extending into 4Q2026 with no debt, funding current clinical programs Seasoned management with successful international drug development experience and expertise Platform technology validated by existing partnerships with potential for many others Multiple product and business milestones projected over the next 12 - 18 months Proprietary field- leading technology with global IP protection extending beyond 2040

Seasoned leadership with proven history of drug approvals worldwide 6 Kristen K. Buck, MD Executive Vice President of R&D and Chief Medical Officer Dr. Buck is a board certified and licensed physician with >20 years of strategic global drug development, drug/device safety/epidemiology, FDA, and clinical practice experience. Gregory Berkin Chief Information Officer and Data Protection Officer James Nisco SVP of Finance and Treasury and Chief Accounting Officer Tariq Imam SVP of BD and Operations and General Counsel John Menditto VP of Investor Relations and Corporate Communications Bill Sietsema, PhD VP of Global Regulatory Affairs Ryan Quick VP of Chemistry, Manufacturing and Controls Detailed management bios can be found at www.lisata.com David J. Mazzo, PhD President and Chief Executive Officer, Member of the Board of Directors With >40 years of experience, Dr. Mazzo is a global pharmaceutical executive noted for his strategic prowess and his vast experience developing and launching new products across all therapeutical areas. He recently was recognized as a 2024 PharmaVoice Top 100 Standout Leader. Company Overview

Therapeutic Focus and Rationale 7

Improved solid tumor treatment remains a vital, growing global need Worldwide Cancer Incidence 2022 20 million new cases with 10 million deaths(1-2) 2050 35 million new cases with 18.5 million deaths(3) Solid tumors account for more than 90% of all diagnosed cancers Pancreatic Cancer Incidence By 2030, PDAC* is predicted to be the second most common cause of cancer mortality(4) Immunotherapy is generally ineffective in improving outcomes *Pancreatic ductal adenocarcinoma (PDAC) 1 https://gco.iarc.who.int/tomorrow/en/dataviz/tables?mode=population&years=2050&types=1&populations=903_904_905_908_909_935_900; data retrieved Feb 12, 2024. 2 https://seer.cancer.gov/statfacts/html/common.html; data retrieved Nov 2, 2023. 3 https://www.who.int/news/item/01-02-2024-global-cancer-burden-growing--amidst-mounting-need-for-services; data retrieved Oct 14, 2024. 4 Europe Is Facing a Pancreatic Cancer Emergency - Medscape - January 25, 2024. 8 Therapeutic Focus and Rationale

Current solid tumor treatments & patient outcomes are suboptimal 9 Therapeutic Focus and Rationale Diagram source: Abizanda-Campo, S. et al, Microsyst Nanoeng 9, 154 (2023) Challenging tumor morphology and tumor microenvironment (TME) pose significant barriers to effective treatment and outcomes Tumor stroma acts as a physical barrier to anti-cancer agents An immunosuppressive TME contributes to tumor resistance and/or metastases Prolonged or escalated dosing of non-targeted anti-cancer therapies generally leads to intolerable off-target side effects

Therapeutic Focus and Rationale

Certepetide is designed to optimize solid tumor treatment

Certepetide: a proprietary internalizing RGD* (iRGD) cyclic peptide adjuvant with tumor specific targeting & penetration activity and tumor microenvironment modifying properties

- Converts tumor stroma from a barrier to a conduit for anti-cancer drugs
- Selectively reduces TME immunosuppressive T cells and recruits cytotoxic T cells(1)
- Inhibits the metastatic cascade(2)
- Applicable with any modality of anti-cancer therapeutic
  - Via co-administration or molecular tethering
- Poised for Phase 3 in mPDAC **
  - In mid-stage clinical development in multiple solid tumors

**internalizing RGD (iRGD): Arginylglycylaspartic acid*

***mPDAC: metastatic pancreatic ductal adenocarcinoma*

[1] Sugahara, et al. Mol Cancer Ther; 14(1) January 2015; Hamilton, et al., J MolMed. April 2015; and Miyamura, et al., bioRxiv. May 2023.

[2] Yuan, D., Duda, D., et al. CCA Foundation Conf. 2024 Poster. *Enhancing the efficacy of standard therapy in intrahepatic cholangiocarcinoma using LSTA1, a novel tumor targeting and penetration agent.*

10

Certepetide possesses a strong Intellectual Property portfolio  Eight families, comprising 11 granted patents (6 U.S.), 19 pending patents, one family in its PCT phase, and two in provisional status  Orphan Drug Designations bring 7 and 10 years of market exclusivity post-approval in the U.S. and EU, respectively  Composition of matter patent has an expiry of 2041, which may extend to 2046 with patent term extensions  Claims cover composition of matter, method of use, and therapeutic combinations  Pending claims cover methods of making certepetide (via peptide synthesis), specific combinations in the treatment of PDAC, and combinations with immunotherapies, specifically, durvalumab, resulting from the iLSTA study data  Exclusive option to granted patent relating to the ability of certepetide altering the immune cell landscape, thus better sensitizing cancers to use of checkpoint inhibitors 11 Therapeutic Focus and Rationale

Partnerships Noteworthy existing relationships and potential for many more 12

Existing partnerships support certepetide’s promise and broad applicability Partnerships 13 R&D alliances contribute resources with minimal commercial interest in certepetide  Australasian Gastro-Intestinal Trials Group - Clinical Trialists Consortium (Australia & New Zealand)  WARPNINE - Foundation (Australia) Existing strategic partnerships Qilu Pharmaceutical  Qilu granted exclusive rights in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities/costs in licensed territories  Potential for additional $221 million in milestones plus royalties on sales to Lisata ($15 million collected to date) Kuva Labs  Kuva granted exclusive worldwide rights to certepetide as a targeting agent/delivery vehicle in combination with Kuva’s NanoMark technology for diagnostic tumor imaging  Kuva assumes all development and commercialization responsibilities/costs  Includes a $1 million upfront fee and potential ~$20 million in milestones plus royalties on sales to Lisata Catalent, Inc.  Catalent to preclinically evaluate the efficacy of certepetide as a payload on Catalent’s SMARTag® antibody-drug conjugate dual-payload technology platform for the treatment of difficult-to-treat diseases  Catalent assumes all R&D responsibilities/costs; Lisata to provide consulting support  Lisata received an upfront payment with the possibility of future considerations contingent upon the results of the preclinical evaluation GATC Health Corp.  Lisata & GATC formed a strategic alliance to develop GATC's AI-derived assets, starting with an Opioid Use Disorder treatment  Lisata will receive an upfront payment and increasing asset equity upon development milestone achievement  Lisata will have an option to license future AI-derived assets for a nominal fee Additional partnership opportunities exist for many combinations with certepetide  By indication, modality of co-administered drug(s), and/or geography

14 Certepetide Strong Scientific Foundation and Rationale

Certepetide - Strong Scientific Foundation and Rationale

Certepetide mechanism of action: Unique, multi-step approach


Certepetide
αvβ3 and/or αvβ5
Surface of target cells*

1 Integrin binding

Certepetide is a 9-amino acid cyclic iRGD peptide with high binding specificity and affinity for αvβ3 and/or αvβ5 integrins that are upregulated on target cells.

**Tumor cells and tumor vascular endothelial cells (components of the tumor stroma)*


Proteolytic cleavage
Disulfide bond reduction
CendR fragment
NRP-1
Bound CendR fragment
Activation of CendR transport pathway

2 Proteolytic cleavage

Bound certepetide is proteolytically-cleaved in the tumor microenvironment (TME) resulting in a C-end Rule (CendR) linear peptide fragment.

3 Neuropilin-1 binding

The CendR fragment binds with high affinity and specificity to neuropilin-1 (NRP-1), an adjacent receptor on the same or nearby cell, activating the CendR active transport pathway[1] and triggering tumor penetration.


Anti-cancer modalities
Certepetide
Chemo
Cell therapy
IO
sRNA
Microvesicle
Surface of target cells
CendR active transport mechanism
To next cell

4 Resulting tumor penetration

CendR pathway actuation triggers encapsulation of circulating co-administered anti-cancer drugs, ferrying them through the stroma into the tumor. Note: *Microvesicles can fuse to form channels across single cells.*[(2-6)]

[Not pictured] Certepetide depletes immunosuppressive T cells and enhances cytotoxic T cells in the TME, while inhibiting metastases.

Illustration is a simplified rendition of MOA

[1] Ding et al., *Nature Comm*, 2019.
[2] Ruoslahti E. *The Journal of clinical investigation*. 2017;127(5), 1622–1624.
[3] Liu, X., et al. *J Clin Invest*. 2017;127(5):2007-2018.
[4] De Mendoza, T. H., Suzuki, K., et al. *Nature Comm*, 2021;12, 1541.
[5] Wang, C., et al. *International Journal of Nanomedicine*, 2024;19, 12633–12652.
[6] Saifi, M. A., et al. *Biochimica Et Biophysica Acta (BBA) - Reviews on Cancer*, 2023; 1878(3), 188895.

15

Certepetide/iRGD selectively promotes intratumoral penetration 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017. 3 Sugahara et al 2010. 16 Certepetide - Strong Scientific Foundation and Rationale Whole body imaging of mice with pancreatic ductal adenocarcinoma (arrow) dosed with Fluorescent Quantum Dots (FQDs) with and without certepetide(1),(2)  Circulating FQDs result in whole body fluorescence  Etching solution quenches fluorescence in circulation tumor FQDs + Etching solution tumor Certepetide + FQDs + Etching solution When co-administered with iRGD, nab- paclitaxel (Abraxane or ABX) is preferentially taken up by tumor tissue in mice(3) FQDs

Broad applicability & activity of certepetide/iRGD consistently demonstrated Sampling of >370 scientific publications showing improved survival 17 Certepetide - Strong Scientific Foundation and Rationale Breast cancer + Herceptin®Lung cancer + gemcitabine Zhang, et al., Plos One, 2015 Breast cancer + nanoparticle nab-paclitaxel GI cancer + adoptive cell therapy Ding, et al., Nature, 2019 PDAC + irinotecan nanoparticles Liu X et al., J Clin Invest, 2017 PDAC + gemcitabine Hurtado de Mendoza et al, Nature Comms, 2021 Sugahara, et al., Science, 2010Sugahara, et al., Science, 2010

Certepetide/iRGD consistently improves immunotherapy efficacy in multiple preclinical solid tumor models 18 Solid Tumor Types  Intrahepatic cholangiocarcinoma  Pancreatic adenocarcinoma  Prostate cancer  Breast cancer  Non-Small Cell Lung Cancer  Gastric cancer  Hepatocellular carcinoma Preclinical Observations  Improved overall survival  Reduced tumor size  Reduced and/or inhibited metastases Certepetide - Strong Scientific Foundation Sugahara, K., et al. bioRxiv 2023.05.24.542137; doi: https://doi.org/10.1101/2023.05.24.542137 Yuan, D., Duda, D., et al. 2024 CCA Foundation Conference. Poster: Enhancing the efficacy of standard therapy in intrahepatic cholangiocarcinoma using LSTA1, a novel tumor targeting and penetration agent. Sugahara, et al. 2015; Sugahara, et al. 2010 Yang, et al. 2019a; Yang, et al. 2019b Zhang et al 2016b Dong, et al. 2023 AACR 2025 Abstracts: • Kim, M., Sugahara, K., et al. iRGD peptide therapy transforms immunosuppressive microenvironment to immune-favorable state in pancreatic ductal adenocarcinoma (https://www.abstractsonline.com/pp8/#!/20273/presentation/5422). • Miyamura, N., Sugahara, K., et al. A cytotoxic peptide designed for tumor-targeted delivery of co-injected molecules (https://www.abstractsonline.com/pp8/#!/20273/presentation/3881). • Kuroda, Y., Sugahara, K., et al. The iRGD tumor-penetrating peptide inhibits TGF-β activation mediated by an αvβ5 integrin-rich tumor microenvironment in pancreatic cancer (https://www.abstractsonline.com/pp8/#!/20273/presentation/5404). • Choi, Y., Sugahara, K., et al. Altered collagen morphology in pancreatic cancer treated with the iRGD tumor-penetrating peptide (https://www.abstractsonline.com/pp8/#!/20273/presentation/5419).

Certepetide - Strong Scientific Foundation and Rationale

Certepetide improves immunotherapy impact in cholangiocarcinoma

- Intrahepatic cholangiocarcinoma (ICC) has an immunosuppressive TME and a dense desmoplastic stroma with abnormal vasculature which together impede anti-cancer agent efficacy
- Lung metastases often lead to a significant decline in survival
- Human ICC SoC (gemcitabine/cisplatin/durvalumab) efficacy improved with certepetide in murine model

ICC mouse model


Overall Survival
Percent survival(%)
100
80
60
40
20
0
0
10
20
30
40
50
Days Start From Treatment
Saline+IgG
LSTA1
anti-PD-1+GC
LSTA1+anti-PD-1+GC
*
p=0.023
***
p=0.0001
*
p=0.034
***
p<0.0001


Number of Lung Metastasis at Day15
Numbe of lung metastasis
100
80
60
40
20
0
GC
LSTA1+GC
anti-PD-1+GC
LSTA1+anti-PD-1+GC
ns
ns

Certepetide was formerly known as LSTA1

Certepetide combined with chemo- and immunotherapy improves survival, reduces morbidity and inhibits metastasis in cholangiocarcinoma mouse model

Yuan, D., Duda, D., et al. CCA Foundation Conf. (2024) Poster. *Enhancing the efficacy of standard therapy in intrahepatic cholangiocarcinoma using LSTA1, a novel tumor targeting and penetration agent*

19

Certepetide - Strong Scientific Foundation and Rationale

iRGD enhances selective tumor penetration of trastuzumab

Mouse model injected with human BT474 breast tumors

Trastuzumab is a monoclonal Ab that inhibits HER2


A
Trastuzumab
Trastuzumab + iRGD
B
Trastuzumab accumulation fold trastuzumab alone
50
40
30
20
10
0
**
Trastuzumab
Trastuzumab + iRGD
Tumor
Liver
Spleen
Pancreas
Heart
Lung
Kidney
Brain
C
Tumor volume (mm³)
100
10
1
0
PBS
iRGD
Trastuzumab 3 mg/kg
Trastuzumab 9 mg/kg
Trastuzumab 3 mg/kg + iRGD
Trastuzumab 9 mg/kg + iRGD
0
4
8
12
16
20
24
Days of treatment

- Panel A shows greater staining for trastuzumab in breast cancer tissue with iRGD
- Panel B shows remarkable selectivity for tumor tissue with iRGD
- Panel C shows iRGD co-administered with trastuzumab leads to **tumor shrinkage**

Sugahara, et al. 2010

Certepetide is a proprietary iRGD; experiments denoting iRGD use a non-proprietary certepetide analog with differs in structure by a single acetyl group.

20

Certepetide development strategy: A two-pillar approach 21 Certepetide - Strong Scientific Foundation and Rationale Pursue rapid global registration in mPDAC, initially combined with gemcitabine/nab-paclitaxel standard-of- care (SoC)  Positive ASCEND Phase 2b preliminary results  Cohort B data planned for ESMO-GI  End-of-Phase 2 FDA meeting completed  Phase 3 study protocol and development plan agreed  Phase 3 preparations underway Demonstrate certepetide effectiveness when combined with a variety of other SoC regimens (e.g., chemotherapy, immunotherapy, etc.) in a variety of solid tumors  Multiple Phase 2a studies underway

Positive Clinical Results Through Phase 2b 22

23 Positive Clinical Results Through Phase 2b Certepetide improved survival in mPDAC in two independent, multicenter Phase 1b/2a trials 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 3 QILU Pharmaceutical 0.5 2.5 4.5 6.5 8.5 10.5 12.5 Median Overall Survival (Months) M on th s 13.2 months 8.5 months 11.1 months 55% improvement SoC + certepetide 31% improvement SoC CEND1-201 China Gemcitabine + Nab-paclitaxel + certepetide(3) Von Hoff 2013 Phase 3 Gemcitabine + Nab-paclitaxel(1) Registration study establishing gemcitabine + nab-paclitaxel as SoC in mPDAC CEND1-001 Australia Gemcitabine + Nab-paclitaxel + certepetide(2)

Certepetide demonstrated internal consistency in two Phase 1b/2a trials 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 3 QILU Pharmaceutical 24 Complete Response Partial Response Objective Response Rate Disease Control Rate (16 weeks) CA19-9 Drop >20% Median PFS 23% 59% 23% 3.4% 0.1% 55% 79% 96% 0% 42% 48% 61% 87% 91% SoC SoC SoC SoCSoC 5.5 mo 9.7 mo 5.8 mo 42% CEND1-201 China Gemcitabine + Nab-paclitaxel + certepetide(3) Von Hoff 2013 Phase 3 Gemcitabine + Nab-paclitaxel(1) Registration study establishing gemcitabine + nab-paclitaxel as SoC in mPDAC CEND1-001 Australia Gemcitabine + Nab-paclitaxel + certepetide(2) Positive Clinical Results Through Phase 2b

Positive Clinical Results Through Phase 2b

Remarkable evidence of certepetide activity in other solid tumors

Certepetide potentiated a complete response in metastatic gastroesophageal adenocarcinoma (mGEAC)

- 53-year-old male with mGEAC with significant (> 5cm) nodal metastases (June 2022)
- SoC combination chemotherapy (FOLFIRINOX) and radiotherapy, with immunotherapy (pembrolizumab) later added, resulting in partial response
- Certepetide added to above regimen at cycle 7 and exploratory laparoscopy after cycle 18 (September 2022) showed **no discernable disease**
- **33+ months with sustained complete response**

FDG-PET* scan June 2022

FDG-PET scan Sept. 2022


53Y
7/06/2022
53Y
STUDY 9/08/2022
R

Reduction in FDG activity demonstrated(1)

**Fluorodeoxyglucose (FDG)-positron emission tomography (PET)*

[1] Buck, K.K, Dean, A., McSweeney, T. LSTA1 Potentiates Complete Response in Metastatic Gastroesophageal Adenocarcinoma. Oncol Cancer Case Rep. 2023, 9(6), 001-003

25

ASCEND: Phase 2b study of certepetide in mPDAC  Sponsor: Australasian Gastro-Intestinal Trials Group (AGITG) and NHMRC Clinical Trials Centre of University of Sydney (Australia) • Lisata-funded, data contractually sponsor- controlled • Restricts initial public announcement of results to scientific meetings or publications  ‘Academic design’ overlooks global regulatory standards supporting eventual approval • Powered for 6-mos. PFS primary endpoint • Not a standard regulatory endpoint • Single cohort with one IV push of certepetide 3.2 mg/kg + SoC vs. SoC alone Investigator initiated trial inherited through acquisition of Cend Therapeutics Lisata amended protocol to ensure trial data will support global registration strategy  Lisata clinical trial data rights defined/expanded  ‘Product development design’ considers eventual regulatory review and approval  Median overall survival (precedent registration endpoint) added for both cohorts  Second cohort (Cohort B) added with two IV pushes of certepetide 3.2 mg/kg administered 4 hours apart to further evaluate pharmacodynamics of certepetide consistent with FDA Project Optimus 26 Positive Clinical Results Through Phase 2b

ASCEND: Phase 2b study chronology 27  Cohort A:  Mature PFS and OS data presentation at ASCO-GI in January 2025  Cohort B:  Mature PFS and immature OS data presentation at ESMO-GI in July 2025 Positive Clinical Results Through Phase 2b Enrollment initiated in Cohort A May 2022 Lisata acquisition of Cend Therapeutics completed September 2022 Protocol amended to add Cohort B 1Q 2023 Enrollment in Cohort B initiated 2Q 2023 Cohort B enrollment completed December 2023 Cohort A enrollment completed 2Q 2023

ASCEND: Preliminary Cohort A Progression-Free Survival data Cohort A ONE IV PUSH OF CERTEPETIDE + SoC  Cohort A powered for 6-month PFS  No statistically significant improvement shown with certepetide  Data mature - 91% (86 out of 95 patients with Progressive Disease or Death) Cohort A: Progression-Free Survival (PFS) Data Treatment arm N Median PFS in months (95% CI) Certepetide + SoC 66 5.55 (5.29, 7.39) Standard of Care 21 5.52 (3.68, 7.39) median Moderately Censored Certepetide + SoC Standard of Care 28 Data cut-off 4 November 2024 Positive Clinical Results Through Phase 2b

ASCEND: Preliminary Cohort A Overall Survival data Cohort A ONE IV PUSH OF CERTEPETIDE + SoC  Cohort A not powered for OS  Data mature - 76% (72 deaths out of 95)  mOS numerically favors certepetide (12.68 vs. 9.72 months); separation occurs at 7 months similar to NAPOLI-3  Cohort A ORR* data favors certepetide  Certepetide – 4 complete responses  Placebo – 0 complete responses Moderately censored – patients still in follow-up Cohort A: Overall Survival (OS) Data Treatment arm Participants Median OS in months (95% CI) Certepetide + SoC 66 12.68 (10.18, 16.30) Standard of Care 29 9.72 (7.10, 16.39) median *ORR: Objective Response Rate Data cut-off 4 November 2024 Positive Clinical Results Through Phase 2b Certepetide + SoC Standard of Care 29

ASCEND: Preliminary Cohort B Progression-Free Survival data Cohort B TWO IV PUSHES OF CERTEPETIDE 4 HOURS APART + SoC Cohort B: Progression-Free Survival (PFS) Data Treatment arm N Median PFS in months (95% CI) Certepetide 42 7.46 (5.52, 9.20) Placebo 21 4.65 (1.94, 5.68) Data cut-off 30 December 2024  Cohort B not powered for PFS  Data mature  Despite not being powered, mPFS in Cohort B nears statistical significance favoring certepetide over placebo (7.46 vs 4.65 months) HR 0.6, p=0.08 Positive Clinical Results Through Phase 2b 30

ASCEND: Preliminary Cohort B Overall Survival data Cohort B TWO IV PUSHES OF CERTEPETIDE 4 HOURS APART + SoC  Cohort B not powered for OS  Data mature - 71% (45 deaths out of 63)  mOS favors certepetide (10.32 vs. 9.23 months)  Separation occurs at 7 months similar to NAPOLI-3 NALIRIFOX Phase 3 study data  Cohort B ORR favors certepetide (see next slide)  (CR + PR) 45% vs 19% certepetide vs placebo; 1 CR certepetide, 0 CR placebo group Cohort B: Overall Survival (OS) Data Treatment arm Participants Median OS in months (95% CI) Certepetide 42 10.32 (8.87, 13.14) Placebo 21 9.23 (6.24, 15.01) Data cut-off 30 December 2024 Positive Clinical Results Through Phase 2b 31

Cohort B Time to Treatment Failure (TTF) and Duration of Treatment Cohort B TWO IV PUSHES OF CERTEPETIDE 4 HOURS APART + SoC Cohort B: Time To Treatment Failure and Treatment Duration Treatment arm Treatment Failures Median TTF months (95% CI) Certepetide 40/42 5.47 (4.47, 6.90) Placebo 20/21 4.90 (1.90, 5.52) Data cut-off 30 December 2024 Treatment arm Average Treatment Duration months (95% CI) Certepetide 5.00 (3.77, 6.65) Placebo 3.32 (2.09, 4.96)  TTF and Treatment duration favor certepetide Positive Clinical Results Through Phase 2b 32

ASCEND: Phase 2 study of certepetide in mPDAC in summary  mOS in Cohort A numerically favored certepetide as did ORR (4 Complete Responses in the certepetide + SoC group and 0 in the placebo + SoC group)  Despite not being powered, mPFS in Cohort B nears statistical significance favoring certepetide over placebo (7.46 vs 4.65 months) HR 0.6, p=0.08.  Cohort B mOS favored certepetide (10.32 vs 9.23 months) corroborating clinical benefit  Cohort B ORR favored certepetide  Excluding unknown/early withdrawal/death, ORR statistically significant favoring certepetide  50.0% certepetide treated patients had complete or partial response vs 21.1% placebo  1 Complete Response in the certepetide group compared to zero in the placebo group  Certepetide treated subjects stayed on treatment longer than those on placebo (5.00 vs. 3.22 months)  Adverse events were comparable across treatment groups and reflect toxicities of concomitant cytotoxics and disease under study Certepetide improves clinical outcomes in mPDAC with benign safety profile Positive Clinical Results Through Phase 2b 33

Certepetide improves clinical outcomes in mPDAC with benign safety profile Certepetide Clinical Data Summary to Date  Two Phase 1b/2a clinical trials (CEND1-001 in Australia and CEND1-201 in China) demonstrate that certepetide plus SoC chemotherapy improves overall survival in metastatic PDAC akin to the recently FDA approved NALIRIFOX triplet therapy  Certepetide is well tolerated with no dose-limiting toxicity  Cumulative certepetide adverse events reflect companion therapy with which it is administered  ASCEND Phase 2b trial Cohort B data demonstrate near statistically significant PFS and statistically significant ORR data favoring certepetide over placebo  Current Cohort B mOS data numerically favors certepetide (data immature)  Planned Phase 3 treatment regimen: Two doses of certepetide 3.2 mg/kg administered 4-hours apart in combination with gemcitabine/nab-paclitaxel SoC 34 Positive Clinical Results Through Phase 2b

Positive Early Clinical Results in Combination with I/O 35

Positive Early Clinical Results in Combination with I/O

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in *locally advanced non-resectable* pancreatic ductal adenocarcinoma

Randomize

Cohort 1
Gemcitabine + nab-paclitaxel + Placebo LSTA1 + Placebo durvalumab
N=5

Cohort 2
Gemcitabine + nab-paclitaxel + LSTA1 + Placebo durvalumab
N=5

Cohort 3
Gemcitabine + nab-paclitaxel + LSTA1 + durvalumab
N=up to 20

EUS Biopsy
Screening

12 weeks

Primary Endpoint

8 weeks tumor burden assessments until 24 months or recurrence

12 month
Follow-up

24 months
Follow-up completion

EUS & Biopsy
At weeks 12-16

Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until surgery, definitive radiotherapy, unacceptable toxicity, progression or death
Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling

- **Sponsor:** WARPNINE, Inc. - funding trial
- **Timing:** Enrollment completion target 1H25

gemcitabine 1000mg/m^2 : Days 1, 8, 15 in 28-day cycles
nab-paclitaxel 125mg/m^2: Days 1, 8, 15 in 28-day cycles
durvalumab 750mg: Days 1 and 15 in 28-day cycles
certepetide 3.2 mg/kg/ Placebo: Days 1, 2, 8, 15, 16 in 28-day cycles

36

Preliminary Efficacy as of May 2025 – Best Overall Response Rate *N=20 patients treated: N=1 patient (032) without baseline measurement Cohort 3: 11/16 with PRKey: Stable disease Partial response Complete response Cohort 1 Cohort 2 * Cohort 3: Overall Response Rate 69% Disease Control Rate 100% Pe rc en t C ha ng e (% ) Positive Early Clinical Results in Combination with I/O 37

Attractive Commercial Opportunity 38

Patient with mPDAC Diagnosis Poor Patient Functional Status Good Patient Functional Status Gemcitabine + Nab-paclitaxel Gemcitabine + Nab-paclitaxel First-Line (1L) First-Line (1L) Disease Progression FOLFIRINOX or NALIRIFOX FOLFIRINOX or FOLFIRI or FOLFOX or NALIRIFOX Second-Line (2L) Second-Line (2L) Immunotherapy or other treatment CERTEPETIDE CERTEPETIDE Immunotherapy or other treatment CERTEPETIDE Third-Line (3L) Third-Line (3L) Certepetide can be used throughout the mPDAC treatment paradigm Attractive Commercial Opportunity Disease Progression 39

Certepetide’s broad value proposition beyond mPDAC Breadth of Applicability Certepetide’s Commercial Prospects Oncologic applications:  Locally advanced PDAC - a population recognized as non- responsive to checkpoint inhibition - Improved clinical outcomes demonstrated  Metastatic gastroesophageal cancer - a sustained complete response shown  Other tumor types (cholangiocarcinoma, GBM, CRC, appendiceal) – clinical tolerance demonstrated  Preclinical study ongoing in combination with an oncolytic virus + checkpoint inhibitor in melanoma Non-oncologic applications:  Preclinical study ongoing with anti-VEGF in endometriosis  Cancer diagnostics  Well-characterized, de-risked, in later stage development  Capital efficient, rational & broad clinical development plan  Efficacy agnostic to co-administered treatment  Combination therapy complementary not competitive with existing and/or emerging anti-cancer agents Existing commercial partnerships  QILU Pharmaceutical (greater China)  KUVA Labs (diagnostics)  Catalent (ADCs)  GATC-Health (New certepetide combos/indications)  Additional commercial partnership opportunities exist • By region • By combination product • By indication 40 Attractive Commercial Opportunity

Certepetide special regulatory designations and benefits 41 FDA Fast Track Designation • Pancreatic cancer (FDA)  Eligible for Accelerated Approval, Priority Review and Rolling Review  Provides for program-specific guidance from and frequent communication with FDA Orphan Drug Designations • Pancreatic cancer (FDA & EMA) • Malignant glioma (FDA) • Osteosarcoma (FDA) • Cholangiocarcinoma (FDA)  Eligible for tax credits, marketing exclusivity, fee waivers and development grants  Provides for specialized regulatory assistance from FDA's Office of Orphan Products Development FDA Rare Pediatric Disease Designation • Osteosarcoma (FDA)  Eligible for Priority Review Voucher upon approval; redeemable for a priority review for any subsequent marketing application, or may be sold or transferred  Vouchers have sold recently for $75-$100 million and, historically, for up to $350 million *Priority Review Voucher program expires September 2026 and may not be renewed Attractive Commercial Opportunity

Poised for Global Phase 3 Initiation 42

Requisite clinical development steps completed in preparation for Phase 3 trial Full NDA-ready preclinical toxicology package  no DLTs observed Phase 1 dose ranging study in 1L mPDAC  No DLTs observed; safety profile consistent with co-administered SoC  Certepetide improved all efficacy endpoints compared to SoC Second independent Phase 1 study in in 1L mPDAC in different geography  Appropriate certepetide dose validated and improvement in mOS effect corroborated FDA end-of-Phase 1 meeting completed: agreement on tox package, comparator, endpoints, and patient population for NDA Large Phase 2b (ASCEND) study in 1L mPDAC nearing completion  Phase 3 dose (3.2 mg/kg) identified – two doses of certepetide 4 hours apart on top of SoC  Effect size for Phase 3 determined Initial EMA scientific advice meeting held; second meeting planned for Autumn 2025 FDA end-of-Phase 2 meeting held; agreement reached on Phase 3 program and development plan Clinical operations and CMC readiness for Phase 3 underway Poised for Global Phase 3 Initiation 43

Phase 3 study design agreed with FDA  Global Phase 3, open-label, randomized clinical trial evaluating the efficacy and safety of certepetide in combination with standard of care (gemcitabine and nab-paclitaxel) vs. standard of care alone in patients with 1L mPDAC  N=657 patients (+/- 50 depending on event rate)  Primary endpoint: Overall Survival  90% Power, HR of 0.75  18 months accrual (assuming 0.2 patients/site/month), 16 months observation period  183 clinical sites in ~15 countries  Open-label study acceptance precedent with global health authorities (e.g., NAPOLI-3)  End-of-Phase 2 FDA meeting held May 21, 2025 – FDA agreement reached on key elements of Phase 3; EMA interaction expected in Autumn 2025 44 Poised for Global Phase 3 Initiation

45 Certepetide Development Portfolio

Certepetide – Clinical / Regulatory Development Portfolio

Certepetide capital efficient clinical development plan

Sponsor(s)	Indication	Description	Current Phase		
			Phase 1	Phase 2	Phase 3
AGITG/Lisata	*First-line mPDAC*	▪ **ASCEND:** Phase 2b, placebo-controlled trial **(N=158)** ▪ *Gemcitabine/nab-paclitaxel + certepetide or placebo* ▪ Australia/New Zealand		Cohort A data available Cohort B data available	
Lisata	*First- and Second-line Cholangiocarcinoma (CCA)*	▪ **BOLSTER:** Phase 2a, placebo-controlled trial ▪ *1L: Gemcitabine/cisplatin/durvalumab + certepetide or placebo* **(N=47)** ▪ *2L: FOLFOX with certepetide or placebo* **(N=22)** ▪ United States		1L CCA Enrollment complete 2L CCA Enrollment complete	
KUCC/Lisata *Investigator-initiated trial*	*Pancreatic, Colon, and Appendiceal Cancers*	▪ **CENDIFOX:** Phase 1b/2a, open-label trial **(N=50)** ▪ *FOLFIRINOX + panitumumab** + certepetide* ▪ United States		Enrollment complete	
Qilu/Lisata	*First-line mPDAC*	▪ Phase 1b/2a, open-label trial **(N=55)** ▪ *Gemcitabine/nab-paclitaxel + certepetide* ▪ China		Enrollment complete	
WARPNINE/Lisata	*Locally advanced, non-resectable PDAC*	▪ **iLSTA:** Phase 1b/2a, open-label trial **(N=30)** ▪ *Gemcitabine/nab-paclitaxel/durvalumab + certepetide* ▪ Australia		Enrolling	
Tartu University/Lisata *Investigator-initiated trial*	*First-line Glioblastoma Multiforme (GBM)*	▪ Phase 2a, placebo-controlled trial **(N=30)** ▪ *Temozolomide +/- certepetide* ▪ Estonia/Latvia		Enrolling	
Qilu/Lisata	*First-line mPDAC*	▪ Phase 2, placebo-controlled trial **(N=96)** ▪ *Gemcitabine/nab-paclitaxel + certepetide* ▪ China		Enrollment complete	

**Panitumumab may be added for colorectal or appendiceal patients without Ras mutation*

46

Certepetide – Clinical / Regulatory Development Portfolio

Certepetide preclinical activities and results

Sponsor(s)	Indication	Objective and Description	Results
University of Cincinnati/Lisata	*Endometriosis*	**Assess the therapeutic effect of adding certepetide to bevacizumab (VEGF inhibitor) on the size and number of endometriotic lesions.** ▪ Certepetide + bevacizumab ▪ Murine endometriosis model C57BL/6J ▪ United States	▪ Encouraging early signals suggest further investigation ▪ Next steps contingent on funding
Valo Therapeutics/Lisata	*Melanoma*	**Assess the therapeutic effects of PeptiCRAd (oncolytic virus), certepetide, and a checkpoint inhibitor (CPI) on systemic T cell responses, T cell infiltration into tumors, and impact on tumor growth control.** ▪ Certepetide + PeptiCRAd + CPI ▪ Murine melanoma model B16-OVA ▪ Finland	▪ Target date for data: 2H2025
Catalent/Lisata	*Solid tumors*	▪ Assess the therapeutic effects of certepetide and Catalent's SMARTag® antibody-drug conjugate dual-payload technology platform for the treatment of difficult-to-treat-diseases.	▪ Target date for data: 2H2025
GATC Health Corp.	*Opioid use Disorder (OUD)*	▪ Validate GATC's Multiomic Advanced Technology® (MAT) AI platform ▪ Design and develop the GATC-1021 asset for OUD through Phase 1	▪ Target first in human dosing 1H2026

47

Clinical Development Milestones 48

Clinical Development Milestones

A wealth of anticipated key certepetide clinical milestones


2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
2Q 2026
ASCEND [AUS, NZ]
First-line mPDAC
Enrollment complete
Futility analysis
LPI
Cohort A data
FDA EOP2 meeting
Cohort B data
Final Cohort A & B PFS/OS data
BOLSTER [USA]
First- and second-line CCA
1L CCA FPI
1L CCA LPI
Achieved 6 months early
2L CCA FPI
2L CCA LPI
1L OS data
2L OS data target: mid-2026
CENDIFOX [USA]
Pancreatic, Colon and Appendiceal Cancers
Enrollment complete
PDAC cohort
Colon and Appendiceal cohorts
Preliminary data for Colon and Appendiceal cohorts
Qilu: Phase 1b/2a [CHN]
First-line mPDAC
Preliminary PFS data
Final data
iLSTA [AUS]
Locally advanced, non-resectable PDAC
Enrolling
LPI
Final 6-month PFS/OS data
Phase 2a [EST, LATV, LTU]
First-line GBM
Enrolling
Safety run-in analysis
LPI
Qilu: Phase 2 [CHN]
First-line mPDAC
Enrollment complete
LPI
ORR data
First patient in
Last patient in
Interim analysis
Safety run-in analysis
Data
Final data
Milestone achieved

Several of these studies are investigator-initiated trials. Lisata has limited control and thus, timelines and expectations may be subject to change.

- PFS: Progression-free Survival
- OS: Overall Survival
- ORR: Objective Response Rate
- EOP2: End-of-Phase 2

49

50 Financial Summary

Capital projected to fund all clinical programs to data Financial Summary 51 $25.8M Cash & Investments As of 3/31/2025 $0 Debt 4Q2026 Projected Cash Runway into Common Shares Outstanding (3/31/2025): 8.6 million shares Options Outstanding (3/31/2025): Exercise Price: $0.02 - $4.22 = 1,310,700 shares Exercise Price: > $4.22 = 218,700 shares 1.5 million shares Warrants Outstanding (3/31/2025): Weighted Average Exercise Price: $40.52 1.5 million shares

* As of 3/31/2025; includes investments Key factors supporting investment in Lisata Therapeutics 52 Strong Investment Rationale PEOPLE Seasoned management with successful international drug development experience and expertise INTELLECTUAL PROPERTY Proprietary field- leading technology with global IP protection extending beyond 2040 MILESTONES Multiple product and business milestones projected over the next 12 - 18 months CAPITAL $25.8 million cash*- no debt; Funds to support advancement of current clinical programs PARTNERING Platform technology validated by existing partnerships with potential for many others

© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 5 . A l l r i g h t s r e s e r v e d . Investor Relations Contact: John D. Menditto VP, IR & Corporate Communications Tel: (908) 842-0084 | Email: jmenditto@lisata.com Nasdaq: LSTA | www.lisata.com Targeted Therapy Delivered

Appendix 54

Appendix Certepetide capital efficient clinical development plan Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Lisata/AGITG [Australia/New Zealand] First-line mPDAC; Gemcitabine/nab-paclitaxel with certepetide or placebo Phase 2b (ASCEND) Corroborate Phase 1b results in a placebo-controlled trial and evaluate 2 dose regimens of certepetide for dose optimization Lisata [United States] First- and Second-line Cholangiocarcinoma (CCA); 1L CCA: Gemcitabine/cisplatin/durvalumab + certepetide or placebo 2L CCA: FOLFOX + certepetide or placebo Phase 2a (BOLSTER) Assess certepetide safety and effectiveness in cholangiocarcinoma in a placebo-controlled trial (proof-of-concept) KUCC/Lisata* [United States] Pancreatic, Colon & Appendiceal Cancers; FOLFIRINOX + panitumumab** with certepetide Phase 1b/2a (CENDIFOX) Tumor immuno-profiling pre- & post- treatment and certepetide effectiveness assessment in combination with chemo and an EGFR inhibitor (open-label) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + certepetide Phase 1b/2a Assess safety, PK and therapeutic effect of certepetide in Chinese patients (open-label) WARPNINE/Lisata [Australia] Locally Advanced, Non-Resectable PDAC; Gemcitabine/nab-paclitaxel/durvalumab + certepetide Phase 1b/2a (iLSTA) Assess certepetide safety and effectiveness in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable (open-label) Tartu University/Lisata* [Estonia/Latvia] First-line Glioblastoma Multiforme (GBM); Temozolomide +/- certepetide Phase 2a Assess certepetide safety and effectiveness in additional tumor type (GBM) in a placebo-controlled trial Qilu [China] First-line mPDAC; Gemcitabine/Nab-paclitaxel + certepetide Phase 2b Continue development of certepetide in China (placebo controlled) *Investigator-initiated trial **Panitumumab may be added for colorectal or appendiceal patients without Ras mutation 55

ASCEND: Phase 2b, blinded, randomized trial in mPDAC 56 Appendix Sponsor/Partner  Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trials Centre at the University of Sydney  Lisata funded (LSTA eligible for ~43% rebate on all qualified R&D expenses in AUS) Objective  Corroborate Phase 1b results in a placebo-controlled study  Determine if a second dose of certepetide further improves patient outcomes Design  Phase 2b randomized, double-blind study in mPDAC testing gemcitabine + nab-paclitaxel SoC with one of two certepetide dose regimens or placebo Study Size  N=158 (~30 sites in Australia and New Zealand) Endpoints  Primary: Progression Free Survival  Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate Timing  Enrollment completed December 2023  Preliminary Cohort A data was presented at ASCO-GI in June 2025  Preliminary Cohort B data to be presented at ESMO-GI in July 2025

Appendix

ASCEND: Phase 2b, blinded, placebo-controlled, randomized trial in 1L mPDAC evaluating two dosing schemas

First-line mPDAC patients (R)

30 sites AUS & NZ

ONE IV push of certepetide per SoC treatment

Cohort A N=95 — R 2:1

INTERVENTION Arm (N=63)
- Nab-paclitaxel 125 mg/m² IV infusion
- ONE IV push of Certepetide 3.2 mg/kg
- Gemcitabine 1000 mg/m² IV infusion

Treatment on days 1, 8, 15 every 28 days

CONTROL Arm (N=29)
- Nab-paclitaxel 125 mg/m² IV
- Matching certepetide Placebo IV
- Gemcitabine 1000 mg/m² IV

Treatment on days 1, 8, 15 every 28 days

TWO IV pushes of certepetide 4 hours apart per SoC treatment

** **Cohort B** N=63 — R 2:1

INTERVENTION Arm (N=42)
- Nab-paclitaxel 125 mg/m² IV
- First IV push of Certepetide 3.2 mg/kg
- Gemcitabine 1000 mg/m² IV
- Second IV push of Certepetide 3.2 mg/kg IV 4 hours later

Treatment on days 1, 8, 15 every 28 days

Control Arm (N=21)
- Nab-paclitaxel 125 mg/m² IV
- Matching certepetide Placebo IV
- Gemcitabine 1000 mg/m² IV
- Matching Placebo certepetide IV 4 hours later

Treatment on days 1, 8, 15 every 28 days

** Lisata Amendment

- Sponsor/Partner: AGITG in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney
- LSTA funded
- Timing: Enrollment completed December 2023; Cohort A data released 1Q25 with Cohort B data released in 2Q25

Endpoints
- PFS: Progression Free Survival
- ORR: Objective Response Rate
- OS: Overall Survival
- Safety (Adverse Events)
- QoL: Quality of Life
- Exploratory Endpoints

57

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of certepetide added to SoC in Chinese patients with mPDAC Design  Phase 1b/2a open-label study in advanced mPDAC patients of Chinese ethnicity testing SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with certepetide Study Size  N=55 (~15 sites) Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration of Response, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Timing  Preliminary data was presented at the 2023 ASCO Annual Meeting Appendix 58 Phase 1b/2a open-label trial in mPDAC in China (CEND1-201)

7 Day Safety Evaluation Certepetide 1.6 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Confirm Eligibility Informed Consent Extension Stage mPDAC 1.6 mg/kg certepetide Day 1 Phase 1b/2a study evaluating the safety, pharmacokinetics, and preliminary efficacy of certepetide for injection in Chinese patients with advanced metastatic pancreatic ductal adenocarcinoma mPDAC 3.2 mg/kg certepetide Day 1 7 Day Safety Evaluation Certepetide 3.2 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Phase 1b N=3 N=3 Phase 2 Extension N=10-12 N=10-12 N=30-50 Disease Progression Response rates PFS OS Safety • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Preliminary data was presented at the 2023 ASCO Annual Meeting *Qilu produced Phase 1b/2a open-label trial in mPDAC in China (CEND1-201) Appendix 59

Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial in U.S.)  KUCC funded; Lisata provides certepetide Objective  Evaluate the safety and therapeutic effect of certepetide in combination with neoadjuvant FOLFIRINOX- based therapies and an EGFR inhibitor for the treatment of pancreatic, colon and appendiceal cancers and determine immuno-profiling in tumor pre- & post- treatment Design  Phase 1b/2a open-label study in resectable pancreatic, colon with oligo metastases and appendiceal with peritoneal metastases cancers testing SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies) with certepetide ± panitumumab Study Size  N=50 (24 PDAC, 15 colon, and 11 appendiceal) Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Timing  Enrollment completed 4Q24 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers Appendix 60

Appendix

CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Phase 1b/2a open-label trial of certepetide in combination with neoadjuvant FOLFIRINOX based therapies in pancreatic, colon and appendiceal cancers (CENDIFOX)

- Sponsor/Partner: University of Kansas Medical Center (ITT)
- KUCC funded: Lisata provides certepetide
- Timing: Enrollment completed 4Q24

COHORT 1
Resectable and borderline resectable PDAC

COHORT 2
Colon and appendiceal cancer with peritoneal mets

COHORT 3
Colon cancer with oligo metastatic disease

Tissue immune profiling

Biopsy if archival tissue not available

FOLFIRINOX
X
3 Cycles

(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)

Repeat Biopsy ~72 hours after C3D1 tx

Tissue immune profiling

FOLFIRINOX
(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)
+
Certepetide
X
3, 6, or 9 Cycles

Surgery

Resume
Standard of Care

Key Objectives:
- Pathological response
- Immune response pre- & post-treatment
- PFS, OS

61

Sponsor/Partner  Lisata (U.S.) Objective  Evaluate the preliminary efficacy, safety and tolerability of certepetide in combination with standards of care in subjects with first- and second-line cholangiocarcinoma Design  Phase 2 randomized, double-blind, placebo-controlled, proof-of-concept trial in first- and second-line cholangiocarcinoma testing corresponding SoC with certepetide or placebo Study Size  N=69 (1L: N=47, 2L: N=22)  1:1 SoC + certepetide or SoC + placebo Endpoints  Primary: OS  Secondary: Safety, ORR, PFS Timing  Enrollment completed for 1L and 2L CCA BOLSTER: Phase 2 blinded, randomized trial in cholangiocarcinoma Appendix 62

Appendix

BOLSTER: Phase 2 blinded, randomized trial in cholangiocarcinoma

Phase 2a, double-blind, placebo-controlled, multi-center, randomized study evaluating certepetide when added to standard of care (SoC) versus standard of care alone in subjects with first- and second-line cholangiocarcinoma

- Sponsor: Lisata
- Timing:
  - Enrollment completed for 1L & 2L CCA


Confirm Eligibility
Informed Consent
1st line Cholangiocarcinoma (CCA)
R
72-hour run-in without SoC
Certepetide + cisplatin/gemcitabine/durvalumab
Dosed on Days 1, 8 every 21 days X 8 cycles
Placebo + cisplatin/gemcitabine/durvalumab
Disease Progression
Response rates
Safety
Survival Analysis
Confirm Eligibility
Informed Consent
2nd line Cholangiocarcinoma (CCA)
R
72-hour run-in without SoC
Certepetide + FOLFOX
Dosed every 14 days
Placebo + FOLFOX
Disease Progression
Response rates
Safety
Survival Analysis

63

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Further evaluate safety and therapeutic efficacy of certepetide when added to SoC in Chinese patients with locally advanced unresectable mPDAC Design  Phase 2b, double-blind, placebo-controlled, randomized study evaluating certepetide + SoC (Qilu-produced nab-paclitaxel and gemcitabine) vs. placebo + SoC Study Size  N=96 (1:1 SoC + certepetide or SoC + placebo) Endpoints  Objective response rate, progression free survival, duration of response, disease control rate, overall survival  Safety Timing  Enrollment completed 1Q25 Appendix 64 Phase 2 double-blind, placebo-controlled trial in mPDAC in China

Days 1, 8, 15 and every 28 days Disease Progression Response rates PFS Safety Gemcitabine + Qilu produced nab-paclitaxel + certepetide 3.2 mg/kg Confirm Eligibility Informed Consent 1:1 Survival AnalysismPDAC R Gemcitabine + Qilu produced nab-paclitaxel + placebo N=48 N=48 Phase 2b, double-blind, placebo-controlled, randomized, multicenter study evaluating the safety and efficacy of certepetide when added to standard of care (nab-paclitaxel and gemcitabine) vs. standard of care alone and placebo in Chinese subjects with locally advanced unresectable mPDAC • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Enrollment completed 1Q25 Phase 2 blinded, placebo-controlled trial in mPDAC in China Appendix 65

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced non-resectable pancreatic ductal adenocarcinoma (PDAC); determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced non-resectable pancreatic adenocarcinoma Study Size  N=30 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Enrollment completion target 1H25 Appendix 66 iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Appendix

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in *locally advanced non-resectable* pancreatic ductal adenocarcinoma


Randomize
Cohort 1
Gemcitabine + nab-paclitaxel + Placebo LSTA1 + Placebo durvalumab
N=5
Cohort 2
Gemcitabine + nab-paclitaxel + LSTA1 + Placebo durvalumab
N=5
Cohort 3
Gemcitabine + nab-paclitaxel + LSTA1 + durvalumab
N=up to 20
EUS Biopsy
Screening
12 weeks
Primary Endpoint
12 month
Follow-up
24 months
Follow-up completion
8 weeks tumor burden assessments until 24 months or recurrence
EUS & Biopsy
At weeks 12-16

Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until surgery, definitive radiotherapy, unacceptable toxicity, progression or death
Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling

- **Sponsor:** WARPNINE, Inc. - funding trial
- **Timing:** Enrollment completion target 1H25

gemcitabine 1000mg/m^2 : Days 1, 8, 15 in 28-day cycles
nab-paclitaxel 125mg/m^2: Days 1, 8, 15 in 28-day cycles
durvalumab 750mg: Days 1 and 15 in 28-day cycles
certepetide 3.2 mg/kg/ Placebo: Days 1, 2, 8, 15, 16 in 28-day cycles

67

Preliminary iLSTA Trial Results Poster at 2025 ASCO GI Symposium Appendix 68An abstract with a detailed summary of the poster presentation is also available on the ASCO GI website: https://meetings.asco.org/abstracts-presentations/241611

Sponsor/Partner  Tartu University Hospital (Investigator initiated trial in Estonia, Latvia and Lithuania)  Lisata providing study drug and funding trial Objective  Evaluate safety, tolerability, and therapeutic effect of certepetide in combination with standard-of-care (temozolomide) in patients with previously untreated Glioblastoma Multiforme Design  Phase 2a proof-of-concept, double-blind, placebo-controlled, randomized study evaluating certepetide when added to standard of care (temozolomide) versus SoC and placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) Study Size  N=30 total (N=3 safety run-in, N=18 in main study schema) Endpoints  Safety, tolerability  ORR, PFS, OS, disease control rate Timing  Enrollment commenced December 2023 Appendix 69 Phase 2a trial of certepetide with SoC in first-line GBM

Days 1, 2, 3, 4, 5 and every 28 days for 6 cycles Disease Progression Response rates Safety Temodar® + certepetideConfirm Eligibility Informed Consent 2:1 Survival Analysis 72-hour Run-in without SoC Newly Diagnosed GBM R Temodar® + certepetide matching placebo N=18 N=9 Phase 2a proof-of-concept double-blind, placebo-controlled, randomized, proof-of-concept study evaluating certepetide when added to standard of care (temozolomide) versus temozolomide and matching certepetide placebo in subjects with newly diagnosed GBM • Sponsor: Tartu University Hospital; Estonia • Funding: Lisata • Timing: Enrollment commenced December 2023 Appendix 70 Phase 2a trial of certepetide with SoC in first-line in GBM Main Study Schema Safety Lead-in Schema Confirm Eligibility Informed Consent Newly Diagnosed GBM 3-Day Run-in N=3 TMZ + certepetide Safety AnalysisCertepetide on Days 1, 2 which is repeated after 28 days for 2 cycles * TMZ + certepetide Days 1, 2, 3, 4, 5 and every 28 days for 4 remaining cycles • TMZ will be administered on Days 1, 2, 3, 4, and 5 of each cycle Disease Progression Response rates Safety Survival Analysis